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                                                                       EXHIBIT 1

        Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  August 4, 2000         WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a
                               Delaware Limited Partnership

                               By: William Blair Mezzanine Capital Partners III, L.L.C., its General Partner


                                    By:    /s/ Terrance M. Shipp*
                                           -------------------------------------
                                    Name:  Terrance M. Shipp
                                    Title: Initial Managing Director


                               WILLIAM BLAIR MEZZANINE CAPITAL PARTNERS III, L.L.C.


                               By:    /s/ Terrance M. Shipp*
                                      -----------------------------
                               Name:  Terrance M. Shipp
                               Title: Initial Managing Director


                               WILBLAIRCO ASSOCIATES


                               By:    /s/ John P. Kayser*
                                      -----------------------------
                               Name:  John P. Kayser
                               Title: Partner


                               WILLIAM BLAIR & COMPANY, L.L.C.


                               By:    /s/ Timothy L. Burke*
                                      -----------------------------
                               Name:  Timothy L. Burke
                               Title: Principal


                               TIMOTHY J. MACKENZIE

                               /s/ Timothy J. MacKenzie*
                               ------------------------------------
                               Timothy J. MacKenzie






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                               TERRANCE M. SHIPP

                               /s/ Terrance M. Shipp*
                               ------------------------------------
                               Terrance M. Shipp


                               MARC J. WALFISH

                               /s/ Marc J. Walfish*
                               ------------------------------------
                               Marc J. Walfish


*By: /s/ Gavin Fearey
     -----------------------
     Gavin Fearey
     Attorney-in-Fact